EXHIBIT 4

INFORMATION REGARDING THE INSTRUCTION C PERSONS

The following table sets forth the name, title, principal occupation, business address, place of employment and citizenship of each of the executive officers and directors of Paulson & Co. Inc.

Name	Title and Principal Occupation	Business Address and Place of Employment	Citizenship
John Paulson	President and Sole Director	1251 Avenue of the Americas 50th Floor New York, NY 10020	United States
Chris Bodak	Chief Financial Officer	1251 Avenue of the Americas 50th Floor New York, NY 10020	United States
Stuart Merzer	General Counsel	1251 Avenue of the Americas 50th Floor New York, NY 10020	United States
Andrew Hoine	Managing Director	1251 Avenue of the Americas 50th Floor New York, NY 10020	United States
Michael Waldorf	Managing Director	1251 Avenue of the Americas 50th Floor New York, NY 10020	United States
Keith Hannan	Managing Director	1251 Avenue of the Americas 50th Floor New York, NY 10020	United States

The following table sets forth the name, title, principal occupation, business address, place of employment and citizenship of each of the executive officers and directors of Paulson Advantage Master Ltd.

Name	Title	Principal Occupation	Business Address and Place of Employment	Citizenship
John Paulson	Director	President and Sole Director of Paulson & Co. Inc.	1251 Avenue of the Americas, 50th Floor, New York, NY 10020	United States
David G. Cooper	Director	Partner at law firm of Cox Hallett & Wilkinson	Milner House, 18 Parliament Street, P.O. Box HM 1561, Hamilton HM FX, Bermuda	Great Britain
Graham H. Cook	Director	Managing Director of TMF (BVI) Ltd.	PO Box 964 Road Town, Tortola, British Virgin Islands	Great Britain

Paulson Advantage Master Ltd. has no executive officers.

The following table sets forth the name, title, principal occupation, business address, place of employment and citizenship of each of the executive officers and directors of Paulson Advantage Plus Master Ltd.

Name	Title	Principal Occupation	Business Address and Place of Employment	Citizenship
John Paulson	Director	President and Sole Director of Paulson & Co. Inc.	1251 Avenue of the Americas, 50th Floor, New York, NY 10020	United States
David G. Cooper	Director	Partner at law firm of Cox Hallett & Wilkinson	Milner House, 18 Parliament Street, P.O. Box HM 1561, Hamilton HM FX, Bermuda	Great Britain
Graham H. Cook	Director	Managing Director of TMF (BVI) Ltd.	PO Box 964 Road Town, Tortola, British Virgin Islands	Great Britain

Paulson Advantage Plus Master Ltd. has no executive officers.

The following table sets forth the name, title, principal occupation, business address, place of employment and citizenship of each of the executive officers and directors of Paulson Advantage Select Master Fund Ltd.

Name	Title	Principal Occupation	Business Address and Place of Employment	Citizenship
John Paulson	Director	President and Sole Director of Paulson & Co. Inc.	1251 Avenue of the Americas, 50th Floor, New York, NY 10020	United States
David G. Cooper	Director	Partner at law firm of Cox Hallett & Wilkinson	Milner House, 18 Parliament Street, P.O. Box HM 1561, Hamilton HM FX, Bermuda	Great Britain
Graham H. Cook	Director	Managing Director of TMF (BVI) Ltd.	PO Box 964 Road Town, Tortola, British Virgin Islands	Great Britain

Paulson Advantage Select Master Fund Ltd. has no executive officers.

The following table sets forth the name, title, principal occupation, business address, place of employment and citizenship of each of the executive officers and directors of Paulson Recovery Master Fund Ltd.

Name	Title	Principal Occupation	Business Address and Place of Employment	Citizenship
John Paulson	Director	President and Sole Director of Paulson & Co. Inc.	1251 Avenue of the Americas, 50th Floor, New York, NY 10020	United States
David G. Cooper	Director	Partner at law firm of Cox Hallett & Wilkinson	Milner House, 18 Parliament Street, P.O. Box HM 1561, Hamilton HM FX, Bermuda	Great Britain
Graham H. Cook	Director	Managing Director of TMF (BVI) Ltd.	PO Box 964 Road Town, Tortola, British Virgin Islands	Great Britain

Paulson Recovery Master Fund Ltd. has no executive officers.